Exhibit 99.3







           CONSOLIDATED FINANCIAL STATEMENTS
           ARCap Investors, L.L.C. and Subsidiaries
           YEAR ENDED DECEMBER 31, 2003

                    ARCap Investors, L.L.C. and Subsidiaries

                        Consolidated Financial Statements


                          Year ended December 31, 2003




                                    CONTENTS

Report of Independent Auditors.................................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheet.................. ..................................2
Consolidated Statement of Operations...........................................3
Consolidated Statement of Members' Equity.... .................................4
Consolidated Statement of Cash Flows.......... ................................5
Notes to Consolidated Financial Statements.....................................6

                         Report of Independent Auditors


The Board of Managers
ARCap Investors, L.L.C.


We have audited the accompanying consolidated balance sheet of ARCap Investors, L.L.C. and subsidiaries (the Company) as of December 31, 2003, and the related consolidated statements of operations, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of ARCap Investors, L.L.C. and subsidiaries at December 31, 2003, and the consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
Dallas, Texas
February 6, 2004

                    ARCap Investors, L.L.C. and Subsidiaries

                           Consolidated Balance Sheet

                                December 31, 2003

ASSETS
Investment securities - available-for-sale, net (NOTE 3)                  $  739,048,867
Investment securities - trading, net (NOTE 3)                                282,157,427
Accrued interest receivable                                                   11,433,408
Deferred borrowing costs, net (NOTE 5)                                         9,331,954
Restricted cash - CBO swap (NOTE 5)                                            4,376,111
Cash and cash equivalents                                                      2,657,131
Other assets                                                                   1,207,425
                                                                          --------------
Total assets                                                              $1,050,212,323
                                                                          ==============

LIABILITIES AND MEMBERS' EQUITY
Liabilities:
   Long-term debt (NOTE 5)                                                $  461,800,000
   Repurchase agreements (NOTE 6)                                            163,011,000
   CBO swap liability (NOTE 5)                                                 4,125,000
   Accrued interest payable                                                    2,839,836
   Deferred compensation (NOTE 10)                                             3,140,244
   Borrowed investment  securities and interest rate swap, net (NOTE 4)        2,155,215
   Accrued expenses                                                              985,520
                                                                          --------------
Total liabilities                                                            638,056,815

Commitments and contingencies

Minority interest in consolidated entities                                   202,589,352

Members' equity:
   Series A preferred members                                                 67,367,415
   Common members                                                            142,198,741
                                                                          --------------
Total members' equity                                                        209,566,156
                                                                          --------------
Total liabilities and members' equity                                     $1,050,212,323
                                                                          ==============


                             SEE ACCOMPANYING NOTES.

                    ARCap Investors, L.L.C. and Subsidiaries

                      Consolidated Statement of Operations

                          Year ended December 31, 2003

Revenues:
   Interest income - CMBS                                                  $ 100,309,513
   Other income                                                                4,602,285
                                                                           -------------
Total revenues                                                               104,911,798

Expenses:
   Interest - long-term debt and repurchase agreements                        28,314,158
   Interest - borrowed investment securities and interest rate swap, net       8,372,835
   Salaries and employee benefits                                              8,831,993
   General and administrative                                                  4,398,268
   Financing fee                                                               1,180,000
                                                                           -------------
Total expenses                                                                51,097,254
                                                                           -------------
Net margin on CMBS and other income                                           53,814,544

Other revenue (expense):
   Accretion of purchase discount                                              9,753,013
   Loss on investment securities, net (NOTE 7)                               (37,655,565)
                                                                           -------------
   Deferred compensation expense (NOTE 10)                                    (3,140,244)
                                                                           -------------
                                                                             (31,042,796)
Income before minority interest                                               22,771,748
Minority interest                                                             (6,630,611)
                                                                           -------------
Net income                                                                    16,141,137
Other comprehensive income:
   Unrealized gain on available-for-sale securities, net of minority
     interest of $4,620,290                                                    2,240,385
                                                                           -------------
Comprehensive income                                                       $  18,381,522
                                                                           =============


                             SEE ACCOMPANYING NOTES.

                    ARCap Investors, L.L.C. and Subsidiaries

                    Consolidated Statement of Members' Equity

                                                   SERIES A
                                   COMMON          PREFERRED
                                   MEMBERS          MEMBERS           TOTAL
                                -------------    -------------    -------------
BALANCE AT JANUARY 1, 2003      $  77,779,421    $ 147,340,254    $ 225,119,675
Distributions                     (10,867,864)     (18,135,326)     (29,003,190)
Net income                                 --       16,141,137       16,141,137
Surrender of common units             (31,851)              --          (31,851)
Costs to raise capital                 (8,487)           8,487               --
Redemption of preferred units         100,000       (5,000,000)      (4,900,000)
Other comprehensive income:
Unrealized gain on available
  for - sale securities               396,196        1,844,189        2,240,385
                                -------------    -------------    -------------

BALANCE AT DECEMBER 31, 2003    $  67,367,415    $ 142,198,741    $ 209,566,156



                             SEE ACCOMPANYING NOTES.

                    ARCap Investors, L.L.C. and Subsidiaries

                      Consolidated Statement of Cash Flows

                          Year ended December 31, 2003

OPERATING ACTIVITIES
Net income                                                $  16,141,137
Adjustments to reconcile net income to net cash
   used in operating activities:
     Loss on investment securities, net                      37,655,565
     Accretion of purchase discount                          (9,753,013)
     Amortization of deferred borrowing costs                 1,045,824
     Minority interest                                        6,630,611
     Deferred compensation                                    3,140,244
     Changes in operating assets and liabilities:
       Investment securities - trading, net                (151,017,303)
       Accrued interest receivable                           (2,190,366)
       Restricted cash - CBO swap                               (50,263)
       Other assets (517,015)
       Accrued interest payable (2,013,921)
       Borrowed investment securities and interest
         rate swap, net                                      (6,218,328)
       Accrued expenses                                         641,739
                                                          -------------
Net cash used in operating activities                      (106,505,089)

INVESTING ACTIVITIES
Purchases of investment securities - available-for-sale     (88,488,096)

FINANCING ACTIVITIES
Distributions to members                                    (28,867,864)
Contributions from minority interest members, net of
   capital returned                                          16,821,400
Operating distributions to minority interest members        (17,820,580)
Redemption of preferred units                                (4,900,000)
Proceeds from repurchase agreements                           7,588,000
Proceeds from the issuance of long-term debt                225,800,000
Payment for deferred borrowing costs                         (5,924,028)
                                                          -------------
Net cash provided by financing activities                   192,696,928
                                                          -------------

Net change in cash and cash equivalents                      (2,296,257)
Cash and cash equivalents, beginning of year                  4,953,388
                                                          -------------
Cash and cash equivalents, end of year                    $   2,657,131
                                                          =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for interest on long-term debt and
   repurchase agreements                                  $  26,062,747
                                                          =============

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND
   FINANCING ACTIVITIES
Surrender of common units in exchange for other assets    $      31,851
                                                          =============
Accrued distribution on preferred units redemption        $     135,326
                                                          =============



                             SEE ACCOMPANYING NOTES.

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND REPORTING POLICIES

Organization
------------

ARCap Investors, L.L.C. (the Company) was incorporated in January 1999 and commenced its operations on March 17, 1999. The Company was organized to invest primarily in subordinated commercial mortgage-backed securities (CMBS).

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts of:

     -    The Company.

     -    ARCap REIT,  Inc.  (ARCap REIT),  a  majority-owned  subsidiary of the
          Company.

     - ARCap Resecuritization Corporation (ARCap Resecuritization), a wholly owned subsidiary of ARCap REIT. ARCap Resecuritization owns all the residual interest in Commercial Resecuritization Trust 2001 ABC-2 (the Trust) and Commercial Resecuritization Trust 2003-ABC3 (2003-ABC3 Trust).

     - ARCap High Yield CMBS Fund, L.L.C. (the High Yield Fund), of which ARCap REIT owned an approximate 23% controlling interest as of December 31, 2003. The High Yield Fund owns approximately 60% of ARCap CMBS Fund REIT, Inc. (the Fund REIT). ARCap 2003-1 Resecuritization, Inc. (2003-1 Resecuritization), a wholly owned subsidiary of the Fund REIT, owns all of the equity interest in ARCap 2003-1 Resecuritization Trust (the 2003-1 Trust).

     - ARCap Diversified Risk CMBS Fund, L.L.C. (the Diversified Risk Fund), of which ARCap REIT owned an approximate 1% controlling interest as of December 31, 2003. The Diversified Risk Fund owns approximately 40% of the Fund REIT.

     - ARCap Servicing, Inc., a taxable REIT subsidiary wholly owned by ARCap REIT.

Minority interests primarily represent outside members' approximate 77% ownership in the High Yield Fund and outside members' approximate 99% ownership in the Diversified Risk Fund. The Company has consolidated the High Yield Fund and Diversified Risk Fund as it exercises control (through ARCap REIT, which acts as the Managing Member of both Funds in accordance with the terms of the respective LLC agreements) over the operations of these Funds. The Company records minority interest expense (income) that reflects the portion of the earnings (losses) of the operations which is applicable to the minority interest members. As the Managing Member of both the High Yield Fund and the Diversified Risk Fund, ARCap REIT is entitled to a 20% promote in the event the Funds achieve a specified investment return. Accordingly, minority interest expense may not equal the earnings of each of the Funds times the respective outside members' ownership percentages. Separate books of accounts are maintained for ARCap REIT, ARCap Resecuritization, the Trust, the High Yield Fund, the Fund REIT, 2003-1 Resecuritization, the 2003-1 Trust, the Diversified Risk Fund, and ARCap Servicing, Inc. and are reflected in the accompanying consolidated financial statements of the Company. All material intercompany transactions and account balances have been eliminated in consolidation.

Investment Securities
---------------------

The Company's investment security transactions are recorded on the trade date for existing securities and the settlement date for to-be-issued securities. In October 2003, the Trust reclassified CMBS with a fair value of approximately $386,000,000 from trading to available-for-sale in connection with the creation of 2003-ABC3 Trust (see Note 5). The reclassification effectively established a new basis for financial reporting for the CMBS at the date of transfer. In August 2003, the Fund REIT reclassified CMBS with a fair value of approximately $260,000,000 from trading to available-for-sale in connection with the resecuritization of 64 CMBS securities and the issuance of a collateralized debt obligation (CDO) (see Note 5). The reclassification effectively established a new basis for financial reporting for the CMBS at the date of transfer. CMBS classified as available-for-sale are securities that the Company considers for possible sales or other dispositions prior to the maturity of the securities. Available-for-sale securities are carried at their estimated fair value with unrealized gains and losses reported in other comprehensive income (loss) as a separate component of members' equity. The Company evaluates unrealized losses on its available-for-sale CMBS securities to determine if such declines in fair value are "other than temporary." In the event a decline in the fair value of an available-for-sale CMBS security is deemed "other than temporary," the decline in fair value would be recorded as an impairment to the security and charged through earnings rather than as a component of other comprehensive income. Approximately $6,598,000 of "other than temporary" impairments has been recognized for the year ended December 31, 2003.

The Company's CMBS that are designated as trading assets represent securities the Company is holding for possible sales or other dispositions in the near term. Such securities are carried at their estimated fair value, with unrealized gains or losses included in earnings.

The fair value of the Company's portfolio of CMBS is generally estimated by management based on market prices provided by certain dealers who make a market in these financial instruments. The market for the Company's CMBS may lack

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


liquidity and have limited market volume. Accordingly, the fair values reported reflect estimates and may not necessarily be indicative of the amounts that the Company could realize in a current market exchange.

The yield to maturity on the Company's CMBS depends on, among other things, the rate and timing of principal payments, the pass-through rate, and interest rate fluctuations. The subordinated CMBS interests owned by the Company provide credit support to the more senior interests of the related commercial securitization. Cash flow from the mortgages underlying the CMBS interests generally is allocated first to the senior interests, with the most senior interest having a priority entitlement to cash flow. Remaining cash flow is allocated generally among the other CMBS interests in order of their relative seniority. To the extent that there are defaults and unrecoverable losses on the underlying mortgages that result in reduced cash flows, the most subordinated CMBS interest will bear this loss first. To the extent that there are losses in excess of the most subordinated interest's stated entitlement to principal and interest, then the remaining CMBS interests will bear such losses in order of their relative subordination.

Revenue Recognition
-------------------

Interest income and servicing fees are recognized as earned. Accretion of discounts is computed using the effective-interest method over the expected life of the securities based on management's estimates regarding the timing and amount of cash flows from the underlying collateral.

Derivative Financial Instruments
--------------------------------

Derivative financial instruments are utilized by the Company to reduce interest rate risk. The Company utilizes interest rate swaps and cap and floor agreements as a means of hedging the potential financial statement impact of changes in the fair value of its portfolio of CMBS and variable rate long-term debt due to changes in interest rates. Risks in these contracts arise from the movements in interest rates and from the possible inability of counterparties to meet the terms of their contracts. The Company carries its derivative financial instruments at fair value with any unrealized gain or loss included in earnings, in accordance with the provisions of SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES.

Resale and Repurchase Agreements
--------------------------------

Transactions involving purchases of securities under agreements to resell (reverse repurchase agreements or reverse repos) or sales of securities under agreements to repurchase (repurchase agreements or repos) are accounted for as collateralized financings, except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price.

Cash and Cash Equivalents
-------------------------

Cash and cash equivalents include all highly liquid investments with original maturity when purchased of three months or less.

Restricted Cash
---------------

Restricted cash represents amounts required to be pledged under interest rate cap and floor agreements (see Note 5).

Deferred Borrowing Costs
------------------------

Deferred borrowing costs represent costs incurred in connection with the issuance of long-term debt. Such amounts are amortized using the effective-interest method over the term of the related debt (see Note 5). During 2003, the Company paid approximately $228,000 in connection with the issuance of a long-term repurchase agreement, approximately $4,825,000 in connection with the High Yield Fund's CDO offering, and approximately $871,000 in connection with the creation of 2003-ABC3 Trust.

Financing Fee
-------------

The Company pays an annual rate of 0.50% on $236,000,000 of its existing long-term debt to a financier to provide credit enhancement of such debt.

Income Taxes
------------

The Company has elected to be taxed as a partnership, whereby all income is taxed at the member level, with the exception of ARCap Servicing, Inc., which is taxed at the entity level. ARCap REIT has elected to be taxed as a real estate investment trust for federal income tax purposes. No provision for income taxes has been made for ARCap Servicing, Inc. for the year ended December 31, 2003, as ARCap Servicing, Inc. did not generate any taxable income.

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


Use of Estimates
----------------

The  preparation  of  consolidated   financial  statements  in  conformity  with
accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts of certain assets, liabilities, revenues, and expenses. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

The estimated fair value amounts herein have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair value amounts.

The Company's portfolio of CMBS and securities borrowed is carried at their estimated fair values. The Company's management believes that the fair values of its cash and cash equivalents, restricted cash, long-term debt, and repurchase agreements approximate their carrying values due to the nature of the instruments or the fact that their terms approximate current market terms. The Fixed Rate Notes (see Note 5) with a carrying value of $98,500,000 have an estimated fair value of approximately $107,313,000 at December 31, 2003. Fair value was estimated using a discounted cash flow analysis, based on an interest rate of 5% which management believes is currently available for the issuance of similarly rated debt.

2. MEMBERS' EQUITY

The Limited Liability Company Agreement (LLC Agreement) establishes two classes of membership: Series A Preferred members and Common members.

Cash Flows are distributed in the following order of priority:

     - To the Series A Preferred members in an amount equal to the accrued and unpaid Preferred Distributions (12% per annum of the $25.00 price per Unit).

     - To the Common members in an amount equal to the amount determined by the Board of Managers, provided that if the amount distributable to the Common members shall exceed a cumulative annual return on the Common Units of 12% per annum, the Board of Managers shall notify the Series A Preferred members 30 days in advance of the record date for distribution of Cash Flow.

     - To the extent that any remaining Cash Flow received during such tax period is not includable in the income of the Company, to members that have been allocated Net Profits in excess of amounts actually distributed to such members, in proportion to such amounts.

Net Profits of the Company are allocated as follows:

     - To the Series A Preferred members to the extent of amounts distributed or distributable to them in such taxable year.

     - To the Series A Preferred members to the extent Net Losses previously allocated to such members exceed undistributed Net Profits previously allocated to them.

     - To the Common members to the extent of amounts distributed or distributable to them in such taxable year.

     - To the Common members to the extent of amounts distributed or distributable to them in such taxable year.

     - To the Common members to the extent Net Losses previously allocated to such members exceed undistributed Net Profits previously allocated to them.

     -   To the members in proportion to their Percentage Interests.

Net Losses of the Company are allocated as follows:

     - To the members in an amount equal to undistributed Net Profits allocated to such members.

     -    To the  Common  members  pro  rata  to the  extent  of  their  Capital
          Accounts.

     - To the Series A Preferred members pro rata to the extent of their Capital Accounts.

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


Series A Preferred Units
------------------------

Series A Preferred Units are convertible into Common Units at the Conversion Price in effect on the Conversion Date. If the Series A Preferred Units have not been converted within five years of the effective date of the First Amendment to the LLC Agreement (August 4, 2000), Series A Preferred Units may, at the holder's option, be converted to a note equal to $25.00 per Unit, plus accrued and unpaid Preferred Distributions.

Eighteen months after the First Closing Date (February 4, 2002), but no later than the fifth anniversary of the First Closing Date (August 4, 2005), the Company may redeem the Series A Preferred Units for $25.00 per unit, plus accrued and unpaid Preferred Distributions, plus a premium that will provide the Series A Preferred members with a total pretax internal rate of return of 17.50%.

In addition, upon either a change in control or sale or transfer of all or substantially all of the assets of the Company, Series A Preferred Units may, at the holder's option, be redeemed at $25.00 per unit, plus accrued and unpaid Preferred Distributions.

In December 2003, a Series A Preferred unit holder accepted a redemption of its 200,000 units for consideration of $4,900,000, plus accrued distributions through the date of redemption. Accrued distributions in connection with the redemption in the amount of $135,326 are included in accrued expenses in the accompanying consolidated balance sheet.

At December 31, 2003, there were a total of 5,800,000 Series A Preferred Units and 4,997,917 Common Units issued and outstanding.

The LLC Agreement contains certain restrictive covenants regarding the amount of variable rate debt, total debt, and certain financial ratios. Failure to meet the covenants in successive quarters can result in the Chief Executive Officer and Chief Operating Officer being removed from the Board of Managers until such time as the covenants are cured for successive quarters. Management believes that the Company has not violated the covenants in successive quarters.

3. INVESTMENT SECURITIES

The Company's available-for-sale securities are carried at estimated fair value and are comprised of the following at December 31, 2003:

                                                     FACE         ACCRETED COST       FAIR VALUE        PERCENTAGE
                                               -------------------------------------------------------------------
Subordinated CMBS: Security rating:
   BB+                                         $   115,969,711    $100,476,507       $100,989,593         13.66%
   BB                                              187,510,690     151,286,305        152,973,681         20.70%
   BB-                                             141,923,565     103,046,413        102,883,384         13.92%
   B+                                              207,933,210     129,402,233        129,725,184         17.55%
   B                                               239,353,347     130,807,073        126,630,338         17.13%
   B-                                              160,278,326      72,779,789         74,040,639         10.02%
   NR                                              211,411,772      50,987,832         51,806,048          7.02%
                                               -------------------------------------------------------------------
                                               $ 1,264,380,621    $738,786,152       $739,048,867        100.00%
                                               ===================================================================


The Company's trading securities are carried at estimated fair value and are comprised of the following at December 31, 2003:

                                                     FACE         ACCRETED COST       FAIR VALUE        PERCENTAGE
                                               -------------------------------------------------------------------
Subordinated CMBS: Security rating:
   BB+                                         $    83,615,000    $ 67,653,304      $  69,376,540         24.59%
   BB                                               63,340,512      48,069,924         47,647,477         16.89%
   BB-                                              41,236,511      27,084,333         29,403,288         10.42%
   B+                                               65,740,512      38,821,364         42,978,057         15.23%
   B                                                45,104,511      23,655,960         25,634,761          9.09%
   B-                                               17,561,512       7,276,006          4,982,478          1.77%
   NR                                              282,727,504      72,543,757         62,134,826         22.01%
                                               -------------------------------------------------------------------
                                               $599,326,062       $285,104,648       $282,157,427        100.00%
                                               ===================================================================


At December 31, 2003, the accumulated accretion of purchase discounts on available-for sale and trading securities, was approximately $2,932,000 and $6,245,000, respectively.

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


The gross cumulative unrealized gains and losses on the Company's available-for-sale investment securities were approximately $12,064,000 and $(5,203,000), respectively, at December 31, 2003 for a total accumulated other comprehensive income on available for-sale securities of approximately $6,861,000.

The gross cumulative unrealized gains and losses on the Company's trading investment securities at December 31, 2003, were approximately $10,941,000 and $(20,133,000), respectively.

4. BORROWED INVESTMENT SECURITIES AND INTEREST RATE SWAP, NET

The Company's borrowed investment securities and interest rate swap are carried at estimated fair value and are comprised of the following at December 31, 2003:

                             COUPON                                               FAIR            UNREALIZED
SECURITY DESCRIPTION          RATE           FACE              BASIS              VALUE          GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
U.S.  Treasury (08-15-09)     6.000%   $  (4,791,000)     $  (4,675,342)    $  (5,429,550)      $    (754,208)
U.S.  Treasury (02-15-11)     5.000%     (14,850,000)       (14,587,658)      (15,956,789)         (1,369,131)
U.S.  Treasury (08-15-11)     5.000%     (12,501,000)       (12,546,518)      (13,385,835)           (839,317)
U.S.  Treasury (02-15-12)     4.875%     (10,845,000)       (11,647,608)      (11,494,006)            153,602
U.S.  Treasury (11-15-12)     4.000%      (3,603,000)        (3,579,918)       (3,570,912)              9,006
                                       -----------------------------------------------------------------------
                                       $ (46,590,000)     $ (47,037,044)      (49,837,092)      $  (2,800,048)
Reverse repurchase agreements                                                  50,945,341
                                                                            -------------
Borrowed investment securities, net                                             1,108,249
Interest rate swap                                                             (3,263,464)
                                                                            -------------
Borrowed investment securities and interest rate swap, net                  $  (2,155,215)
                                                                            =============

The borrowed U.S. Treasury securities were sold in the open market (i.e., a "short" security sale). The Company is obligated to return the securities in the future and is, therefore, exposed to price risk until it repurchases the securities for delivery to the lender. Short security sales are used by the Company to modify its interest rate risk. The Company must pay the security lender the interest earned by the underlying security. Short security sales are recorded at the estimated fair value of the borrowed securities, and any unrealized gains (losses) are included in earnings.

Proceeds from short security sales are used to purchase reverse repurchase agreements of the same security. The transactions are governed by one master repurchase agreement with rights of offset and, therefore, the values of the short security sales and reverse repurchase agreements have been offset and shown as one line item in the accompanying consolidated financial statements. It has been the Company's practice to settle these transactions on a net basis.

In October 2003, ARCap REIT repurchased approximately $20,300,000 of its U.S. Treasury securities held against its CMBS for delivery to the lender and sold all offsetting reverse repurchase agreements, consistent with ARCap REIT's practice of settling its borrowed investment transactions on a net basis. Settlement of the transactions resulted in an approximate $1,207,000 realized loss to ARCap REIT.

In July 2003, the High Yield Fund repurchased approximately $260,000,000 of its U.S. Treasury securities and, in November 2003, it repurchased the remaining $19,000,000 of the U.S. Treasury securities held against its CMBS for delivery to the lender. The High Yield Fund sold all offsetting reverse repurchase agreements, consistent with the High Yield Fund's practice of settling its borrowed investment transactions on a net basis. Settlement of the transactions resulted in an approximate $17,000,000 realized loss to the High Yield Fund, of which approximately $6,000,000 was attributable to current year earnings.

In June 2003, the Diversified Risk Fund repurchased approximately $18,000,000 of its U.S. Treasury securities. The Diversified Risk Fund realized a loss of approximately $600,000 in connection with the transaction.

The Company entered into an interest rate swap agreement with Bear Stearns Capital Markets (Bear Stearns) with a notional amount at December 31, 2003, of $27,000,000, on which the Company pays a fixed rate of 6.015% and receives a variable rate based on six month LIBOR for a term of 10 years ending April 27, 2011. The swap agreement calls for interest to be paid semiannually in arrears. The Company carries the swap agreement at its estimated fair value, with all periodic changes in estimated fair value recognized in earnings. The Company was required under the swap agreement to pledge collateral valued at 1% of the notional amount of the swap to ensure its performance in the event that the swap declines in value. At December 31, 2003, the Company pledged CMBS valued at approximately $9,112,000 as additional collateral against the interest rate swap.

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


5. LONG-TERM DEBT

During August 2003, the Fund REIT contributed 64 CMBS certificates with an approximate fair value of $260,000,000 to its subsidiary, 2003-1 Resecuritization, for pass-through to the 2003-1 Trust. The 2003-1 Trust resecuritized the pooled certificates and offered $220,800,000 in senior notes of Classes A through G with fixed rate coupons ranging from 4.97% to 8.74%. The Classes A through G notes mature in increments from September 2011 through March 2013. The notes are secured by 64 CMBS certificates which have a carrying value of approximately $269,000,000 at December 31, 2003. Accrued interest payable at December 31, 2003, was approximately $1,019,000.

At December 31, 2003, $220,800,000 of the Class A through G senior notes is issued and outstanding, of which ARCap REIT holds $25,000,000 of Class G senior notes with a fixed rate coupon of 8.74% as a security, which has been eliminated in consolidation.

The High Yield Fund capitalized approximately $4,825,000 of deferred borrowing costs related to the issuance of the collateralized debt obligation notes. The costs are being amortized using the effective-interest method over the earliest of the expected lives of the debt, which is eight years (through September
2011). The High Yield Fund amortized approximately $256,000 of deferred borrowing costs for the year ended December 31, 2003.

During fiscal year 2001, the Company entered into an agreement to sell its interests in 50 CMBS pass-through certificates (the Pooled Certificates) to its subsidiary, the Trust. The Trust resecuritized the Pooled Certificates and offered $98,500,000 Class A-1 Senior Notes with a fixed coupon rate of 7.17% (Fixed Rate Notes) and $137,500,000 Class A-2 Senior Notes with a variable coupon rate based on one-month LIBOR plus 115 basis points (Variable Rate Notes) (together, the Notes). The Notes mature on February 17, 2008.

In October 2003, ARCap REIT sold 10 CMBS securities to ARCap Resecuritization, which in turn contributed the 10 CMBS securities to the Trust. ARCap Resecuritization then created a new trust, 2003-ABC3 Trust, for the purpose of resecuritizing the Trust's pooled certificates. 2003-ABC3 Trust issued $80,000,000 of Class A Notes (the Class A Notes) bearing interest at 8.6%, and $15,000,000 of Class B Notes bearing interest at 6% (the Class B Notes) (together, the CRC3-ABC3 Notes). The CRC3-ABC3 Notes, which mature on February 22, 2008, were then distributed to ARCap REIT through ARCap Resecuritization. On October 9, 2003, ARCap REIT sold $30,000,000 of the Class A Notes and used the net proceeds to settle approximately $29,000,000 of repurchase agreements. ARCap REIT has retained the balances of the Class A Notes and the Class B Notes. The Notes and the CRC3-ABC3 Notes are secured by the investment securities of the Company with a carrying value of approximately $382,000,000 at December 31, 2003.

Interest on the Notes and the CRC3-ABC3 Notes is paid monthly. Interest expense on the Notes and the CRC3-ABC3 Notes was approximately $17,900,000 for the year ended December 31, 2003, and the related accrued interest payable was approximately $695,000.

The Company capitalized approximately $5,668,000 of deferred borrowing costs related to the issuance of the Notes. The deferred borrowing costs are being amortized using the effective-interest method over the life of the debt, which is seven years (through February 22, 2008). The Company amortized approximately $734,000 of deferred costs for the year ended December 31, 2003. Total accumulated amortization of deferred borrowing costs at December 31, 2003, was approximately $1,948,000.

The Company capitalized approximately $871,000 of deferred borrowing costs related to the creation of the 2003-ABC3 Trust. The deferred borrowing costs are being amortized using the effective-interest method over the life of the debt through February 22, 2008. The Company amortized approximately $31,000 of deferred borrowing costs for the year ended December 31, 2003.

In conjunction with the issuance of the Variable Rate Notes, the Company entered into an interest rate cap agreement and an interest rate floor agreement with Bear Stearns (CBO Swap) to effectively fix the interest rate on its variable rate debt at 7.435%. The notional amount for the CBO Swap is $137,500,000. The agreements call for interest to be paid monthly. The Company carries the CBO Swap at its estimated fair value, with all periodic changes in estimated fair value recognized in earnings.

The Company originally deposited $4,125,000 of cash to ensure its performance in the event that the CBO Swap declines in value. If the market value of the CBO Swap falls below defined thresholds, the Company may be required to deposit additional restricted cash. Amounts in excess of the minimum requirements may be withdrawn by the Company.

6. REPURCHASE AGREEMENTS

The Fund REIT and the Diversified Risk Fund each entered into a credit facility with Liquid Funding, Ltd., an affiliate of Bear Stearns & Co., to finance a portion of its CMBS purchases through both short-term variable rate and long-term fixed rate repurchase agreements.

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


At December 31, 2003, the Diversified Risk Fund has short-term variable rate repurchase agreements outstanding of $5,031,000, with an interest rate of 2.154% and a maturity of 32 days. The balance was collateralized by CMBS investments with a fair value of approximately $8,962,000 at December 31, 2003.

The Diversified Risk Fund has a long-term repurchase agreement outstanding at December 31, 2003 of $25,367,000, which carries a 4.135% fixed interest rate from the initial purchase date of June 2003 until final repurchase in June 2008. The balance was collateralized by CMBS investments with a fair value of approximately $36,509,000 at December 31, 2003.

The Diversified Risk Fund's combined accrued interest payable under the facility at December 31, 2003 was approximately $55,000.

The Fund REIT's repurchase agreements outstanding of $65,577,000 have a weighted average interest rate as of December 31, 2003 of 2.185%, and the average maturity of the agreements was 32 days. The repurchase agreements are collateralized by a portion of the Company's portfolio of CMBS investments with a fair value of approximately $102,773,000 at December 31, 2003. Accrued interest payable at December 31, 2003 was approximately $56,000.

ARCap REIT entered into short-term repurchase agreements with Bear Stearns & Co. and its affiliates to finance a portion of its CMBS purchases. The weighted-average interest rate on $67,036,000 of such borrowings as of December 31, 2003, was 2.269%, and the average maturity of the agreements was 30 days. The short-term repurchase agreements are collateralized by a portion of the Company's portfolio of CMBS investments with a fair value of approximately
$125,550,000 at December 31, 2003. Accrued interest payable at December 31, 2003, was approximately $68,000.

7.   LOSS ON INVESTMENT SECURITIES, NET

The composition of the Company's gain (loss) on investment securities, net for the year ended December 31, 2003, is as follows:

                                                                           DECEMBER 31,
                                                                               2003
                                                                           ------------

Unrealized gain - borrowed investment securities                           $ 14,553,693
Unrealized gain - interest rate swap                                            805,831
Unrealized loss - CMBS                                                      (14,825,322)
Realized loss - CMBS, net                                                   (12,346,305)
Realized loss - borrowed investment securities, net                         (19,245,505)
Realized loss - "other than temporary" losses on available-for-sale CMBS     (6,597,957)
                                                                           ------------
Loss on investment securities, net                                         $(37,655,565)
                                                                           ============

8. OPERATING LEASES

The Company leases its office space and certain equipment under operating leases that expire between April 2004 and May 2008. The office leases, as amended, provide for an annual basic rental of approximately $332,000 during the initial lease term and contain an option to extend the term of one of the leases for one extension term of five years, with the basic rental being reset at the then market rate. Future minimum lease payments under these leases are as follows:

 2004                                                                      $  547,000
 2005                                                                         492,000
 2006                                                                         278,000
 2007                                                                          66,000
 2008                                                                          24,000
                                                                           ----------
Total                                                                      $1,407,000
                                                                           ==========


Lease expense for the year ended December 31, 2003, was approximately $552,000.

9. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At times, the Company purchases investment securities at fair value from members of the Company or their affiliates. These purchases represent transactions that are in the normal course of business of the Company and the members. During the year ended December 31, 2003, the Company purchased from such members CMBS with an approximate face of $325,177,000 at an approximate purchase price of $168,227,000.

                    ARCap Investors, L.L.C. and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 2003


The Company has loaned approximately $231,000 to key executives for funding of tax liabilities associated with units granted under an incentive compensation arrangement. In June 2003, approximately $32,000 of such loans was satisfied through the surrender of 1,465 Common Units to the Company. As of December 31, 2003, there is approximately $137,000 outstanding.

These loans are classified as other assets in the consolidated balance sheet. The loans bear interest at a rate of 7% per annum, and payments are due quarterly on the distribution date for the Common Units. Payments are due only to the extent that the quarterly distribution is sufficient to pay them. The loans become due upon termination of the executives' employment with the Company, and recourse is limited to the Common Units securing the loans.

10. EMPLOYEE BENEFITS

The Company holds a contributory defined contribution 401(k) plan that covers substantially all full-time employees. The Company matches participant contributions up to 3% of each participant's total compensation. Matching contributions totaled approximately $153,000 for the year ended December 31, 2003.

The Company has a deferred compensation plan for key employees. The Board of Managers approved the availability of approximately 690,000 phantom appreciation units and 296,000 phantom grant units for awards to employees, all of which have been granted.

Grant units granted each have a vesting period, which generally is ratable over a period of three years. Once vested, employees are entitled to receive additional compensation in an amount equal to the per Unit amount distributed on account of the Common Units times the number of grant units vested in the employee. The employee is entitled to this compensation regardless of whether the distribution to the holders of Common Units is an ordinary distribution or an extraordinary distribution. Thus, if the Company is sold or liquidated, the employee would be entitled to share in the proceeds of the sale or liquidation on the same basis as the holders of Common Units with respect to vested grant units.

Appreciation units granted also have a vesting period, which is generally spread ratably over a three-year period. Once vested, employees begin to "earn" the right to receive compensation on account of each vested appreciation unit by being credited with an amount equal to the per Unit distributions made to holders of Common Units until the amount credited equals the Initial Value (i.e., the price at which a vested employee could obtain the appreciation unit) established by the Compensation Committee. Vested employees are entitled to compensation on account of each vested appreciation unit in an amount equal to the per Unit distributions made to holders of Common Units only after they have "earned" credits equal to the Initial Value. In the event of a liquidation or sale, employees with vested appreciation units are entitled to compensation in an amount equal to the per Unit proceeds in excess of the Initial Value plus the credits which have been earned.

The Company accrues the estimated value of deferred compensation under this plan over the service period, which ends when the units are fully vested. Subsequent to the final vesting date, changes in the estimated amount of deferred compensation will be recorded as an increase or decrease to net income in the period in which such change occurs. For the year ended December 31, 2003, the Company expensed approximately $3,140,000 of deferred compensation and paid approximately $359,000 for the year ended December 31, 2003, related to the vested grant units.

11. SUBSEQUENT EVENT

On January 23, 2004, the Company issued a special distribution in the amount of $1,443,000 to the Common Unit holders, along with its regular quarterly distribution.